EXHIBIT 10.1


                          SCOTSMAN INDUSTRIES, INC.
               LONG-TERM EXECUTIVE INCENTIVE COMPENSATION PLAN

   1.   Purpose

        The purpose of the Long-Term Executive Incentive Compensation Plan (the "Plan") is to further the long-term growth of Scotsman Industries, Inc. (the "Company") and its divisions and subsidiaries by strengthening the ability of the Company to attract and retain key employees and to provide additional motivation and incentives for the performance of key employees.

   2.   Administration

        The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Committee shall consist of at least two such Directors as the Board may from time to time designate. Membership on the Committee shall be limited to members of the Board of Directors who meet the definitions of a "non-employee director" under Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended, and an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. The Committee shall have such powers to administer the Plan as are delegated to it by the Plan or the Board of Directors, including the power to interpret the Plan and any agreements executed thereunder, to prescribe rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for administering the Plan.

   3.   Grant of Awards; Shares Subject to Plan

        (a) The Committee may grant any type of award permitted under the terms of the Plan (all such awards in the aggregate being hereinafter referred to as "Awards"). Only employees of the Company and its divisions and subsidiaries may be selected by the Committee for Awards under the Plan.

        (b) The maximum number of shares of Common Stock of the Company that may be issued under the Plan is 1,600,000, all of which shares may be made subject to Options. The maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights ("SARs"), or any combination thereof, may be granted under the Plan to any employee within a calendar-year period may not exceed 100,000, subject to Paragraph (c) of this Section 3. The Common Stock issued pursuant to the Plan may consist of authorized and unissued shares of the Company's Common Stock or Common Stock held in the Company's treasury. If any Award granted under the Plan shall terminate or lapse for any reason, any shares of Common Stock subject to such Award shall again be available for the grant of an Award.

        (c) In the event of corporate changes affecting the Company's Common Stock or this Plan or Awards granted thereunder (including





   without limiting the generality of the foregoing, stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, or other relevant changes in capitalization), the Board of Directors or the Committee shall make appropriate adjustments in price, number and kind of shares of Common Stock or other consideration subject to such Awards or in the terms of such Awards, which it deems equitable to prevent dilution or enlargement of rights under the Awards. In addition, the Board of Directors or the Committee may from time to time equitably change the aggregate number or remaining number or kind of shares which may be issued under the Plan or to any employee under the Plan to reflect any such corporate changes.

   4.   Options

        (a) The Committee may grant any type of statutory or non-statutory Option to purchase shares of the Company's Common Stock as is permitted by law at the time the Option is granted. The term of each Option shall not be more than ten years and one day from the date of grant and may be exercised at the rate set by the Committee.

        (b) The per share purchase price of the Company's Common Stock which may be acquired pursuant to an Option shall be at least 100% of the fair market value of one share of Common Stock of the Company on the date on which the Option is granted. Within this limitation such price shall be determined by the Committee.

        (c) Notwithstanding sub-section (b) above, the Committee in its discretion and for Options granted on or prior to April 20, 1989 may grant Options with a per share purchase price less than 100% of the fair market value of one share of the Company's Common Stock on the date on which the Option is granted; however, the Committee may only grant Options pursuant to this sub-section (c) to former employees of Household Manufacturing, Inc. or its subsidiaries who have forfeited or will be forfeiting employee stock options previously granted by Household International, Inc. as a result of termination of employment. The exercise price for Options granted pursuant to this sub-section (c) at less than fair market value on the date of grant will be determined by the Committee based on the appreciation in value of Household International, Inc. employee stock options being forfeited. No Option shall be granted to an employee pursuant to this sub-section (c) unless such employee has agreed to forfeit any remaining rights such employee may have in options granted by Household International, Inc.

        (d) Except as otherwise provided in the Plan or in any stock option agreement, the optionee shall pay the purchase price of the shares of Common Stock upon the exercise of any Option (i) in cash,
   (ii) in cash received from a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option (however in the case of an optionee subject to Section 16 of the Securities Exchange Act of 1934, this payment option shall only be

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   available to the extent such payment procedures comply with Regulation
   T issued by the Federal Reserve Board), (iii) by delivering shares of Common Stock having an aggregate fair market value on the date of exercise equal to the option purchase price, (iv) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate fair market value on the date of exercise equal to the option purchase price, (v) by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant, or (vi) by any combination of
   (i), (ii), (iii), (iv) and (v). In the case of an election pursuant to (i) or (ii) above, cash shall mean cash or check issued by a federally insured bank or savings and loan association, and made payable to Scotsman Industries, Inc. In the case of payment pursuant to (ii), (iii) or (iv) above, the optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In lieu of a separate election governing each exercise of an Option, an optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the optionee. The
   Company shall issue, in the name of the optionee, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common Stock purchased by an optionee through a broker-dealer pursuant to clause (ii) above, shall be delivered to such broker-dealer in accordance with 12 C.F.R. Section 220.3(e)(4), or other applicable provision of law.

        (e) Whenever the Company proposes or is required to issue or transfer shares of Common Stock to an employee under the Plan, the Company shall have the right to require the employee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares of Common Stock. If such certificates have been delivered prior to the time a withholding obligation arises, the Company shall have the right to require the employee to remit to the Company an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the employee, as compensation or otherwise, as necessary. Whenever payments under the Plan are to be made to an employee in cash, such payment shall be net of any amount sufficient to satisfy all federal, state and local withholding tax requirements. In lieu of requiring an employee to make a payment to the Company in an amount related to the withholding tax requirement, the Committee may, in its discretion, provide that, at the employee's election, the tax withholding obligation shall be satisfied by the Company's withholding a portion of the shares of Common Stock otherwise distributable to the employee, such shares of Common Stock being valued at their fair market value at the date of exercise, or by the employee's delivering to the Company shares of Common Stock previously owned by the employee, such shares of Common Stock being valued at their fair market value as of the date of delivery of such shares of Common Stock by the employee to the






   Company. For this purpose, the amount of required withholding shall be a specified rate not less than the statutory minimum federal, state and local (if any) withholding rate, and not greater than the maximum federal, state and local (if any) marginal tax rate applicable to the employee and to the particular transaction. Notwithstanding any provision of the Plan to the contrary, an employee's election pursuant to the preceding sentences (i) must be made on or prior to the date as of which income is realized by the recipient in connection with the particular exercise transaction, and (ii) must be irrevocable. In lieu of a separate election on each effective date of each exercise transaction, an employee may file a blanket election with the Committee which shall govern all future exercise transactions until revoked by the employee.

   5.   Stock Appreciation Rights

        (a) The Committee may grant SARs in tandem with the grant of an Option under the Plan or with respect to a previously granted Option under the Plan. In either case the number of shares of Common Stock in respect of which SARs are granted by the Committee shall not be greater than the number of shares subject to the related Option. In exchange for the surrender in whole or in part of the right to exercise the related Option, such SAR shall entitle the employee to payment of an amount equal to the appreciation in value of the surrendered Options (the excess of the fair market value of such Common Stock subject to Options at the time of surrender over their aggregate option price). An SAR granted pursuant to this subsection
   (a) shall be exercisable to the extent and only to the extent that the related Option is exercisable, but if an SAR is granted with respect to a previously-granted Option, the SAR will not be exercisable for a period of twelve months from the date of grant of such SAR. No such SAR shall be exercisable except upon surrender of the related Option, and to the extent such Option is surrendered, the shares covered by such Option shall again be available for purposes of the Plan to the extent that payment of such SAR is not made in shares of Common Stock of the Company. The exercise of any Option shall result in the cancellation of any related SAR.

        (b) The Committee may also grant units of SARs on a stand-alone basis which are not issued in tandem with Options. The term of each such SAR shall not be more than ten years from the date of grant and may be exercised at the rate set by the Committee; provided, however, that no such SAR shall be exercised less than one year from the date of grant. The "base price" of each unit of a "stand-alone" SAR shall be at least 100% of the fair market value of one share of Common Stock of the Company on the date on which such SAR is granted. Within this limitation the base price shall be determined by the Committee. Each unit of a "stand-alone" SAR entitles the holder, upon exercise, to payment of an amount equal to the difference between the base price of such SAR unit and the fair market value on the date of exercise of a share of Common Stock of the Company.







        (c) At the discretion of the Committee, payment upon exercise of SARs may be made in cash, in shares of Common Stock of the Company valued at their fair market value as of the date of exercise of the SAR, or partly in cash and partly in shares of Common Stock of the Company.

        (d) The Committee may establish a maximum appreciation value payable under an SAR.

   6. Transfer of Options and Stock Appreciation Rights; Exercise of Options and Stock Appreciation Rights Following Termination of Employment

        (a) Except as otherwise provided in subsections (b) and (c) of this Section 6, Options and SARs may not be transferred except by will or the laws of descent and distribution, and during the lifetime of the holder may be exercised only by him. If the holder of an Option or SAR shall cease to be an employee of the Company, a division, or a subsidiary, and unless otherwise provided by the Committee or as provided for in Section 8, all rights under such Option or SAR shall, subject to sub-section (b), terminate, as set forth below:

             (i) in the event of termination of a holder who is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the Option or SAR may be exercised within three years following the date of termination of employment

             (ii) in the event of termination of employment due to permanent and total disability of a holder who is not retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the Option or SAR may be exercised within three years following the date of such termination of employment.

             (iii) in the event of death during employment, the Option or SAR may be exercised by the executor, administrator, or other personal representative of the holder within three years succeeding death if such holder was retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or twelve months if such holder was not retirement-eligible under the terms of a pension plan of the Company or a subsidiary.

             (iv) in the event of termination of employment other than as set forth in subsections (i), (ii) or (iii) above, the Option or SAR may be exercised within three months following the date of termination.

             (v) in the event of death of a holder of an Option or SAR following termination of employment, the Option or SAR may be exercised by the executor, administrator, or other






             personal representative of the holder, notwithstanding the time period specified in (i), (ii), (iii) or (iv) above, within (a) twelve months following death or (b) the remainder of the period in which the holder was entitled to exercise the Option or SAR, whichever period is longer.

             If the Committee determines that the termination is for cause, the Option or SAR will not under any circumstances be exercisable following termination of employment.

        (b) Notwithstanding the provisions of sub-section (a), an Option or SAR may not be exercised pursuant to this Section after the expiration of the term of such Option or SAR and may be exercised only to the extent that the holder is entitled to exercise such Option or SAR on the date of termination of employment.

        (c)  Notwithstanding the provisions of subsection (a) of this
   Section 6, an employee who is the holder of a non-statutory Option, at any time prior to his death, may assign all or any portion of the Option to (i) his spouse or any lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or any lineal descendant, or (iii) a tax-exempt organization as described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. In such event the spouse, lineal descendant, trustee or tax-exempt organization will be entitled to all of the rights of the employee with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option as set forth herein, and in the related stock option agreement, immediately prior to the effective date of the assignment. Any such assignment will be permitted only if (i) the employee does not receive any consideration therefor, and (ii) the assignment is expressly approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the employee, and a copy thereof shall be delivered to the Committee on or prior to the effective date of the assignment. This subsection (c) shall apply to all non-statutory stock options granted under the Plan at any time.

   7.   Restricted Stock and Restricted Stock Rights

        (a) The Committee from time to time may grant shares of Common Stock of the Company to any employee selected by the Committee, subject to the forfeiture of such stock to the Company if such employee fails to remain an employee of the Company or a division, or any subsidiary for the period of time established by the Committee ("Restricted Stock"). The Committee may also grant Restricted Stock Rights ("RSRs") to any employee selected by the Committee, which would entitle such employee to receive a stated number of shares of Common Stock of the Company, subject to forfeiture of such RSRs if such employee fails to remain continuously an employee of the Company, a division, or any subsidiary for the period of time established by the Committee.






        (b) Restricted Stock and RSRs shall be subject to the following restrictions and limitations:

             (i) Restricted Stock and RSRs may not be transferred except by will or the laws of descent and distribution;

             (ii) Except as otherwise provided in Paragraphs (d) and (e) of this Section 7, or as provided in Section 8, Restricted Stock and RSRs and the shares subject to such RSRs shall be forfeited and all rights of a grantee of such Restricted Stock and RSRs and shares subject to RSRs shall terminate without any payment of consideration by the Company if the employee fails to remain continuously as an employee of the Company, a division, or any subsidiary for the period of time established by the Committee (the "Restricted Period"). A grantee shall not be deemed to have terminated his period of continuous employment with the Company, a division, or any subsidiary if he leaves the employ of the Company or any subsidiary for immediate reemployment with the Company, a division, or any subsidiary.


        (c) A holder of RSRs shall not be entitled to any of the rights of a holder of the Common Stock with respect to the shares subject to such RSRs prior to the issuance of such shares pursuant to the Plan. At the Committee's discretion, during the Restricted Period, for each share subject to RSRs, the Company may pay the holder an amount in cash equal to the cash dividend declared on a share of Common Stock of the Company during the Restricted Period on or about the date the Company pays such dividend to its stockholders of record.

        (d) The Committee in its sole discretion may accelerate the termination of the Restricted Period with respect to any Restricted Stock and RSRs.

        (e) In the event that the employment of a holder terminates by reason of death or permanent and total disability, (i) a holder of Restricted Stock shall be entitled to have the risk of forfeiture removed from the number of shares of Restricted Stock multiplied by a fraction (x) the numerator of which shall be the number of full months between the date of grant of such Restricted Stock and the date of such termination of employment, and (y) the denominator of which shall be the number of full months in the Restricted Period; and (ii) a holder of RSRs shall be entitled to receive the number of shares subject to such RSRs multiplied by a fraction (x) the numerator of which shall be the number of full months between the date of such RSRs and the date of such termination of employment, and (y) the denominator of which shall be the number of full months in the Restricted Period; provided, however, that any fractional share shall not be awarded. A holder of Restricted Stock or RSRs whose employment terminates for reasons other than those listed in this paragraph will forfeit his rights under any outstanding shares of Restricted Stock or






   RSRs. This automatic forfeiture may be waived in whole or in part by the Committee in its sole discretion.

        (f) When a grantee shall be entitled to receive shares of Common Stock pursuant to RSRs, the Company shall issue the appropriate number of shares registered in the name of the grantee.

   8.   Change in Control

        The following provisions shall apply in the event of a "Change in Control":

        (a)  In the event of a Change in Control, as defined in this
   Section 8:

             (i) any SARs outstanding for at least 6 months and any Options not previously exercisable and vested shall become fully exercisable and vested;

             (ii) the restrictions applicable to any Restricted Stock shall lapse and such Restricted Stock shall be deemed fully vested; and

             (iii) each holder of RSRs shall be entitled to receive the number of shares subject to such RSRs.

        (b)  For purpose of this Section 8, "Change in Control" means:

             (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Sections 13(d)
   (3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 20% or more of either (i) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); PROVIDED, HOWEVER, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if immediately after such reorganization, merger or consolidation, each of the conditions described in clauses
   (i), (ii) and (iii) of subsection (3) of this Section 8(b) shall be satisfied; and PROVIDED FURTHER that, for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any






   corporation controlled by the Company shall become the beneficial owner of 20% or more of the Outstanding Company Common Stock or 20% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company and such person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

             (2) individuals who, as of October 25, 1991, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; PROVIDED, HOWEVER, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and PROVIDED FURTHER, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

             (3) approval by the stockholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 60% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 60% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of such corporation or 20% or more of the combined voting power of the then outstanding securities of such corporation entitled






   to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

             (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 60% of the then outstanding shares of common stock thereof and more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned) immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be, beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock thereof or 20% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

   9.   Amendment and Termination of the Plan

        The Board of Directors or the Committee may amend the Plan or any Award granted thereunder at any time, except that the Board of Directors or the Committee may not, except as permitted by Section 3(c), (i) without stockholder approval, increase the number of shares of Common Stock of the Company which may be issued pursuant to the Plan, change the purchase price of an Option or base price of a "stand-alone" SAR, or make any other amendment to the Plan which is required by law to be approved by the stockholders of the Company;
   (ii) amend an Award granted thereunder in a manner materially and adversely affecting the rights of the holder thereof without such holder's consent. The Board of Directors may terminate the Plan at


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   any time, but such termination shall not affect Awards previously granted under the Plan.



















































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